18. INCOME TAXES (Details) - USD ($)	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
Income Taxes
U.S. operations loss carry forward at statutory rate of 34%	$ (5,743,840)	$ (5,804,285)
Non-U.S. operations loss carry forward at statutory rate of 20.5%	0	0
Total	(5,743,840)	(5,804,285)
Less Valuation Allowance	(5,743,840)	(5,804,285)
Net Deferred Tax Assets	0	0
Change in Valuation allowance	$ 60,445	$ (1,036,276)